UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 27, 2024

AMERICAN INTERNATIONAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-8787	13-2592361
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1271 Avenue of the Americas
New York, New York 10020

(Address of principal executive offices)

Registrant’s telephone number, including area code:  (212) 770-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $2.50 Per Share	AIG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 8 – Other Events

Item 8.01. Other Events.

On November 27, 2024, American International Group, Inc. (“AIG”) closed the sale of ¥77,100,000,000 aggregate principal amount of its 1.580% Notes Due 2028 (the “2028 Notes”), ¥10,300,000,000 aggregate principal amount of its 1.757% Notes Due 2029 (the “2029 Notes”) and ¥12,600,000,000 aggregate principal amount of its 2.137% Notes Due 2034 (the “2034 Notes” and, together with the 2028 Notes and the 2029 Notes, the “Notes”).

The following documents relating to the sale of the Notes are filed as exhibits to this Current Report on Form 8-K and are incorporated into this Item 8.01 by reference:

•	Underwriting Agreement, dated November 20, 2024, between AIG and Mizuho Securities USA LLC, Morgan Stanley & Co. International plc and SMBC Nikko Securities America, Inc., as representatives of the several underwriters named therein, relating to the Notes;

•	Forty-Third Supplemental Indenture, dated November 27, 2024, between AIG and The Bank of New York Mellon, as Trustee, relating to the 2028 Notes;

•	Forty-Fourth Supplemental Indenture, dated November 27, 2024, between AIG and The Bank of New York Mellon, as Trustee, relating to the 2029 Notes;

•	Forty-Fifth Supplemental Indenture, dated November 27, 2024, between AIG and The Bank of New York Mellon, as Trustee, relating to the 2034 Notes;

•	Form of the 2028 Notes;

•	Form of the 2029 Notes;

•	Form of the 2034 Notes; and

•	Opinion of Sullivan & Cromwell LLP, dated November 27, 2024, as to the validity of the Notes.

Section 9 — Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

1.1	Underwriting Agreement, dated November 20, 2024, between AIG and Mizuho Securities USA LLC, Morgan Stanley & Co. International plc and SMBC Nikko Securities America, Inc., as representatives of the several underwriters named therein, relating to the Notes

4.1	Forty-Third Supplemental Indenture, dated November 27, 2024, between AIG and The Bank of New York Mellon, as Trustee, relating to the 2028 Notes

4.2	Forty-Fourth Supplemental Indenture, dated November 27, 2024, between AIG and The Bank of New York Mellon, as Trustee, relating to the 2029 Notes

4.3	Forty-Fifth Supplemental Indenture, dated November 27, 2024, between AIG and The Bank of New York Mellon, as Trustee, relating to the 2034 Notes

4.4	Form of the 2028 Notes (included in Exhibit 4.1)

4.5	Form of the 2029 Notes (included in Exhibit 4.2)

4.6	Form of the 2034 Notes (included in Exhibit 4.3)

5.1	Opinion of Sullivan & Cromwell LLP, dated November 27, 2024, as to the validity of the Notes

23.1	Consent of Sullivan & Cromwell LLP (included in Exhibit 5.1)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement, dated November 20, 2024, between AIG and Mizuho Securities USA LLC, Morgan Stanley & Co. International plc and SMBC Nikko Securities America, Inc., as representatives of the several underwriters named therein, relating to the Notes

4.1	Forty-Third Supplemental Indenture, dated November 27, 2024, between AIG and The Bank of New York Mellon, as Trustee, relating to the 2028 Notes

4.2	Forty-Fourth Supplemental Indenture, dated November 27, 2024, between AIG and The Bank of New York Mellon, as Trustee, relating to the 2029 Notes

4.3	Forty-Fifth Supplemental Indenture, dated November 27, 2024, between AIG and The Bank of New York Mellon, as Trustee, relating to the 2034 Notes

4.4	Form of the 2028 Notes (included in Exhibit 4.1)

4.5	Form of the 2029 Notes (included in Exhibit 4.2)

4.6	Form of the 2034 Notes (included in Exhibit 4.3)

5.1	Opinion of Sullivan & Cromwell LLP, dated November 27, 2024, as to the validity of the Notes

23.1	Consent of Sullivan & Cromwell LLP (included in Exhibit 5.1)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN INTERNATIONAL GROUP, INC. (Registrant)

Date: November 27, 2024	By:	/s/ Christina Banthin
		Name:	Christina Banthin
		Title:	Senior Vice President and Corporate Secretary